UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2009
GOLDEN ARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-130934 (Commission File Number)	20-1970188 (IRS Employer Identification No.)
#604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
Registrant's telephone number, including area code: (604) 602-1633
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 25, 2009, we will effect a two (2) for one (1) share consolidation of our authorized and issued and outstanding common stock.  As a result, our authorized capital will decrease from 75,000,000 shares of common stock with a par value of $0.001 to 37,500,000 shares of common stock with a par value of $0.001 and our issued and outstanding shares decreased from 29,305,480 shares of common stock to 14,652,740 shares of common stock.

Item 7.01	Regulation FD Disclosure

The consolidation will become effective with the Over-the-Counter Bulletin Board at the opening for trading on September 25, 2009 under the new stock symbol “GLCP”.  Our new CUSIP number is 38079Q207.

Item 9.01	Financial Statements and Exhibits
3.01	Certificate of Change
99.1	News release dated September 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 24, 2009

(Signature)	Golden Aria Corp. By: Robert G. McAllister President and Director

[INSERT CERTIFICATE OF CHANGE]

Golden Aria Corp. Announces Symbol Change and Stock Restructure

(GARA - OTCBB), Golden Aria Corp. announces that effective the open of business September 25, 2009, Golden Aria Corp. will have a new OTCBB trading symbol of GLCP.

Also effective the opening of business September 25, 2009, Golden Aria has effected a stock reverse split of 1 new share for 2 old shares. This will serve to reduce the number of shares issued and outstanding from the current quantity of 29,305,480 shares to a new issued and outstanding quantity of 14,652,740 shares.

The extraordinarily difficult market environment for financing ongoing operations and corporate expansion has convinced management that the share restructuring was necessary.

CORPORATE UPDATE:

Golden Aria has purchased a 7.5% gross interest in the 12-4 development oil well at Belmont Lake Mississippi which the company expects will be drilled as soon as all equipment can be onsite. Golden Aria is also evaluating alliances and opportunities on alternative energy projects predominantly in the solar thermal industrial application side with low or no carbon emissions that offer longer term sustainable returns on capital investment in the Americas.

About Golden Aria Corp.

Golden Aria Corp. is an energy provider with conventional light oil projects in North America and is expanding into the Clean Energy sector, specifically Solar Thermal. The company routinely evaluates energy projects and corporate opportunities. For further Information please visit our website www.goldenaria.com or contact Mr. Robert McAllister President at 250.870.2219

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements which are not historical facts are forward-looking statements.  Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future operations, performance and other developments. Such statements include the Company’s expectation that the 12-4 development oil well at Belmont Lake Mississippi will be drilled as soon as all equipment can be onsite and the Company’s evaluation of alternative energy projects predominately in the solar thermal industrial application side.  Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors but they include and are not limited to the existence of underground deposits of commercial quantities of oil and gas; cessation or delays in exploration because of mechanical, weather, operating, financial or other problems; capital expenditures that are higher than anticipated; or exploration opportunities being fewer than currently anticipated. There can be no assurance that expected oil and gas production will actually materialize; and thus no assurance that expected revenue will actually occur. There is no assurance the Company will have sufficient funds to drill additional wells, or to complete acquisitions or other business transactions. Such forward looking statements also include estimated cash flows, revenue and current and/or future rates of production of oil and natural gas, which can and will fluctuate for a variety of reasons; oil and gas reserve quantities produced by third parties; and intentions to participate in future exploration drilling. Adverse weather conditions can delay operations, impact production, and cause reductions in revenue. The Company may not have sufficient expertise to thoroughly exploit its oil and gas properties. The Company may not have sufficient funding to thoroughly explore, drill or develop its properties. Access to capital, or lack thereof, is a major risk. Current oil and gas production rates may not be sustainable and targeted production rates may not occur. Factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition and other factors which may be identified from time to time in the Company's public announcements and filings.

CONTACT

Golden Aria Corp.

Mr. Robert McAllister, 250-870-2219

President

www.goldenaria.com

Golden Aria Corp. Announces Symbol Change and Stock Restructure

(GARA - OTCBB), Golden Aria Corp. announces that effective the open of business September 25, 2009, Golden Aria Corp. will have a new OTCBB trading symbol of GLCP.

Also effective the opening of business September 25, 2009, Golden Aria has effected a stock reverse split of 1 new share for 2 old shares. This will serve to reduce the number of shares issued and outstanding from the current quantity of 29,305,480 shares to a new issued and outstanding quantity of 14,652,740 shares.

The extraordinarily difficult market environment for financing ongoing operations and corporate expansion has convinced management that the share restructuring was necessary.

CORPORATE UPDATE:

Golden Aria has purchased a 7.5% gross interest in the 12-4 development oil well at Belmont Lake Mississippi which will be drilled as soon as all equipment can be onsite. Golden Aria is also evaluating alliances and opportunities on alternative energy projects predominantly in the solar thermal industrial application side with low or no carbon emissions that offer longer term sustainable returns on capital investment in the Americas.

About Golden Aria Corp.

Golden Aria Corp. is an energy provider with conventional light oil projects in North America and is expanding into the Clean Energy sector, specifically Solar Thermal. The company routinely evaluates energy projects and corporate opportunities. For further Information please visit our website www.goldenaria.com or contact Mr. Robert McAllister President at 250.870.2219

Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future operations, performance and other developments. Such forward-looking statements are estimates reflecting the Company's best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. It is impossible to identify all such factors but they include and are not limited to the existence of underground deposits of commercial quantities of oil and gas; cessation or delays in exploration because of mechanical, operating, financial or other problems; capital expenditures that are higher than anticipated; or exploration opportunities being fewer than currently anticipated. Such forward looking statements also include estimated cash flows and current and/or future rates of production of oil and natural gas, which can and will fluctuate for a variety of reasons; oil and gas reserve quantities produced by third parties; and intentions to participate in future exploration drilling. The Company may not have sufficient expertise to thoroughly exploit its oil and gas properties. The Company may not have sufficient funding to thoroughly explore, drill or develop its properties. Access to capital, or lack thereof, is a major risk. Factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, government regulation, managing and maintaining growth, the effect of adverse publicity, litigation, competition and other factors which may be identified from time to time in the Company's public announcements and filings.

CONTACT

Golden Aria Corp.

Mr. Robert McAllister, 250-870-2219

President

www.goldenaria.com